Dreyfus Intermediate
Term Income Fund



SEMIANNUAL REPORT January 31, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            18   Statement of Financial Futures

                            19   Statement of Securities Sold Short

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            24   Financial Highlights

                            26   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                          Dreyfus Intermediate Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Intermediate Term Income Fund, covering the six-month period from August 1, 2001 through January 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

One of America's longest periods of economic expansion came to an end during the reporting period, and bonds generally benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy. Short-term interest rates fell to their lowest levels in 40 years, helping to boost most bond prices. While corporate bonds also generally benefited from lower interest rates, their performance was constrained by credit concerns arising from the bankruptcies and accounting scandals affecting a small number of high-profile companies.

The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields currently at historically low levels, a repeat of the reporting period' s bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged and the equity market has recently rallied. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Intermediate Term Income Fund perform relative to its benchmark

For the six-month period ended January 31, 2002, the fund's Institutional shares achieved a total return of 0.22% and its Investor shares achieved a total return of 0.10%.(1) In comparison, the fund's benchmark, the Merrill Lynch Domestic Master Index, provided a total return of 3.16% for the same period.(2)

We attribute the fund's performance to declining interest rates in a slowing economy. The fund's returns lagged that of its benchmark primarily because of the fund' s emphasis on corporate bonds which were hurt by the September 11
terrorist   attacks   and   a   small  number  of  highly  publicized  corporate
bankruptcies.

What is the fund's investment approach?

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, including U.S. government and agency securities, corporate bonds and mortgage- and asset-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including emerging market securities.

When choosing investments for the fund, we evaluate four primary factors:

*The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to capture higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

* The mix of security types within the fund, including relative exposure to government securities, corporate securities and high yield bonds.

* Credit characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

During the reporting period, the fund's performance was affected by a slowing economy and deteriorating investor confidence in the wake of the September 11 terrorist attacks and the highly publicized bankruptcies of a few major corporations.

Responding to the ongoing economic slowdown, the Federal Reserve Board (the "Fed") continued to reduce short-term interest rates. The Fed cut rates five times during the reporting period for a total reduction of 2.00 percentage points.

As a result, yields of intermediate-term bonds also fell. U.S. Treasury securities ranked among the lowest yielding primarily because of heightened investor demand for ultra-safe investments. While yields of corporate and mortgage-backed securities also declined, the difference between the yields of Treasuries and corporate bonds widened beyond its average level as credit concerns intensified.

Because of their relatively attractive yields, the fund began the reporting period with an above-average exposure to high yield corporate bonds. However, September 2001 ranked as one of the worst months in the history of high yield bonds as investors engaged in a "flight to quality" after September 11. Although high yield corporate bonds recovered most of their lost value during the fourth quarter of 2001, investment-grade corporate bonds were hurt in January when the bankruptcies of a number of highly rated issuers eroded investor confidence.

We found particularly good values during the reporting period in mortgage-backed securities, which had previously been hurt by a surge of refinancing activity
among    homeowners.    As    mortgage    rates
bottomed, we believed that refinancing activity would abate and securities prices would rise. In the meantime, their relatively high yields made them attractive income-oriented investments, in our view.

On the other hand, the fund held relatively few foreign bonds. Ongoing economic problems in Argentina and Japan made the risks of most non-U.S. bonds too high, in our view. Nonetheless, we have maintained a relatively low level of exposure to Eastern Europe, where we believe economic conditions are more favorable.

What is the fund's current strategy?

We expect the U.S. economic recovery to be long and slow. Nonetheless, we have already seen evidence that fewer homeowners are refinancing their mortgages, and recent scrutiny of accounting practices has caused many corporations to improve their balance sheets.

Accordingly, we have continued to focus on mortgage-backed and corporate securities. Mortgage-related securities accounted for approximately 47% of the fund' s assets as of January 31, 2002, reflecting our positive view. Investment-grade corporate bonds comprised approximately 23% of the fund, and high yield corporate bonds represented approximately 11%. U.S. Treasury and non-mortgage agency securities combined represented approximately 12% of the fund, well below their neutral allocation. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

February 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                             The Fund



STATEMENT OF INVESTMENTS

January 31, 2002 (Unaudited)

                                                                                               Principal
BONDS AND NOTES--92.4%                                                                         Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--1.7%

American Airlines,

  Pass-Through Ctfs.,

   Ser. 2001-1, Cl. A2, 6.817%, 2011                                                          1,500,000  (b)           1,462,485

BE Aerospace,

   Sr. Sub. Notes, 8.875%, 2011                                                               2,023,000  (b)           1,699,320

Boeing Capital,

   Sr. Notes, 5.75%, 2007                                                                     2,915,000                2,922,314

Goodrich (B.F.),

   Notes, 7%, 2038                                                                            3,551,000                3,006,696

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                  712,000                  416,520

Pegasus Aviation Lease Securitization,

  Asset-Backed Ctfs.,

   Ser. 2000-1, Cl. A1, 2.385%, 2015                                                            221,334  (b,c)           221,266

U.S. Airways,

   Enhanced Equipment Notes, Cl. C, 8.93%, 2009                                                 433,626                  304,083

                                                                                                                      10,032,684

ASSET-BACKED CTFS.--5.9%

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              500,000                  515,211

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                             870,103                  881,522

   Ser. 2000-B, Cl. AF4, 7.87%, 2031                                                          5,500,000                5,799,922

   Ser. 2000-B, Cl. AF5, 8.15%, 2031                                                          4,750,000                5,038,711

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           2,750,000                2,857,195

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           3,300,000                3,555,717

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                          1,087,320                1,103,215

   Ser. 2001-A, Cl. IIA2, 6.52%, 2032                                                         4,700,000                4,860,364

Fidelity Equipment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                             624,081  (b)             642,804

Nomura Depositor Trust:

   Ser. 1998-ST1, Cl. A5, 3.07%, 2034                                                         1,000,000  (b,c)           985,938

   Ser. 1998-ST1, Cl. B2, 6.32%, 2034                                                           750,000  (b,c)           729,375

Saxon Asset Securities Trust,

   Ser. 2001-2, Cl. AF6, 6.312%, 2016                                                         7,750,000                7,772,677

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            356,620                  368,129

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           1,000,000                1,057,282

                                                                                                                      36,168,062


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--.1%

WFS Financial Owner Trust,

   Ser. 2000-A, Cl. A4, 7.41%, 2007                                                             500,000                  530,036

ASSET-BACKED CTFS./HOME EQUITY LOANS--2.9%

IMPAC Secured Asset Owner Trust,

   Ser. 2000-4, Cl. A4, 7.43%, 2030                                                           3,000,000                3,154,688

Residential Asset Securities:

   Ser. 2001-KS1, Cl. AI1, 5.593%, 2016                                                       1,222,821                1,227,216

   Ser. 2001-KS3, Cl. AI6, 5.96%, 2031                                                        6,626,000                6,534,893

   Ser. 2002-KS1, Cl. AI3, 4.988%, 2027                                                       6,700,000                6,699,826

                                                                                                                      17,616,623

AUTOMOTIVE--3.0%

American Axle & Manufacturing,

   Sr. Notes, 9.75%, 2009                                                                     1,584,000                1,671,120

DaimlerChrysler N.A. Holdings,

   Notes, 6.4%, 2006                                                                          4,800,000                4,850,438

Ford Motor,

   Global Landmark Securities, 7.45%, 2031                                                    2,968,000                2,780,835

GMAC:

   Notes, 3.75%, 2003                                                                         4,000,000  (c)           3,962,260

   Notes, 6.125%, 2006                                                                        3,873,000                3,871,788

TRW,

   Notes, 6.625%, 2004                                                                        1,000,000                1,020,882

                                                                                                                      18,157,323

CABLE AND MEDIA--1.7%

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                         1,700,000  (d)           1,058,250

   Sr. Notes, 8.625%, 2009                                                                    2,167,000                2,069,485

Fox Family Worldwide,

   Sr. Notes, 9.25%, 2007                                                                     3,015,000  (b)           3,271,275

Time Warner Telecom,

   Deb., 7.25%, 2017                                                                          3,540,000                3,646,303

                                                                                                                      10,045,313

CHEMICALS--.6%

Dow Chemical,

   Notes, 6.125%, 2011                                                                        2,747,000                2,640,400

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 9.5%, 2007                                                                 1,760,000  (b,e)           334,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Lyondell Chemical,

   Gtd. Sr. Notes, Ser. A, 9.625%, 2007                                                         805,000                  807,012

                                                                                                                       3,781,812

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--13.5%

1211 Finance,

   Ser. 2000-1211, Cl. A, 7.745%, 2035                                                        5,000,000  (b)           5,451,950

Bank of America Large Loans,

   Ser. 2001-1166, Cl. C, 2.49%, 2005                                                         2,000,000  (c)           1,974,000

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                        7,030,914                7,169,705

COMM,

   Ser. 2000-FL2A, Cl. E, 2.81%, 2011                                                         1,100,000  (b,c)         1,096,383

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         4,957,615                5,157,005

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           3,871,000                3,902,279

   Ser. 2001-CF2, Cl. A4, 6.505%, 2034                                                        4,500,000                4,625,550

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       7,522,000  (b)           7,560,731

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2016                                                        2,500,000  (b,c)         2,527,750

Chase Manhattan Bank-First Union National,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          3,106,329                3,301,944

DLJ Mortgage Acceptance,

   Ser. 1998-ST1A, Cl. B3, 3.938%, 2011                                                         400,678  (b,c)           400,178

First Union National Bank,

   Ser. 2001-C2, Cl. A1, 6.204%, 2043                                                         2,080,029                2,119,355

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                        7,546,079  (b)           7,253,669

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. C, 6.733%, 2011                                                        3,140,000  (b)           3,050,265

LB-UBS Commercial Mortgage Trust,

   Ser. 2001-C3, Cl. A2, 6.365%, 2036                                                         8,000,000                8,151,347

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-XLF, Cl. F, 3.807%, 2013                                                         2,829,999  (b,c)         2,801,700

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         2,398,573                2,537,589

Salomon Brothers Mortgage Securities VII,

   Ser. 1997-TZH, Cl. B, 7.491%, 2025                                                         5,000,000  (b)           5,318,871

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,000,000  (b)           1,058,196


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

TIAA CMBS I Trust Commercial Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            3,223,277  (b)           3,409,454

Trizechahn Office Properties Trust,

   Ser. 2001-TZH, Cl. A2, 6.093%, 2016                                                        3,565,000  (b)           3,536,731

                                                                                                                      82,404,652

CONSUMER--.8%

Dial,

   Sr. Notes, 7%, 2006                                                                        2,434,000                2,470,031

Land O' Lakes,

   Sr. Notes, 8.75%, 2011                                                                     2,450,000  (b)           2,425,500

                                                                                                                       4,895,531

FINANCE--4.9%

Bank of America,

   Sub. Notes, 7.4%, 2011                                                                     3,685,000                3,973,945

Capital One Financial:

   Notes, 7.25%, 2003                                                                         1,550,000                1,553,143

   Notes, 7.25%, 2006                                                                         2,645,000                2,525,938

Credit-Backed Steers Trust:

   Ser. 2001 Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                             4,750,000  (b)           4,672,813

   Ser. 2002 Trust Ctfs., Ser. 3F, 8.5%, 2007                                                 2,150,000  (b)           2,149,312

Goldman Sachs Group

   Sr. Notes, 6.6%, 2012                                                                      4,090,000                4,123,869

Household Finance,

   Notes, 5.75%, 2007                                                                         3,250,000                3,208,179

Lehman Brothers Holdings,

   Notes, 7%, 2008                                                                            3,420,000                3,569,091

Morgan Stanley Dean Witter,

   Notes, 6.1%, 2006                                                                          2,900,000                3,001,227

TIERS,

  Fixed Rate Trust Ctfs.,

   Ser. MIR 2001-14, 7.2%, 2004                                                               1,854,000  (b)           1,427,580

                                                                                                                      30,205,097

FOREIGN/GOVERNMENTAL--.0%

Republic of Argentina,

   Deb., 11.25%, 2004                                                                            33,100  (e)               9,102

HOTELS--.5%

Hilton,

   Notes, 7.625%, 2008                                                                        3,289,000                3,257,172

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--1.6%

Allied Waste N.A.:

   Sr. Notes, 8.5%, 2008                                                                      1,226,000  (b)           1,256,650

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                          4,035,000                4,110,656

Corning,

   Notes, 6.25%, 2010                                                                      EUR  860,000  (b)             545,238

Owens-Brockway Glass Container

   Sr. Secured Notes, 8.875%, 2009                                                            2,070,000  (b)           2,070,000

True Temper Sports,

   Sr. Sub. Notes, Ser. B, 10.875%, 2008                                                        350,000                  355,250

Tyco International Group S.A.,

   Sr. Notes, 6.375%, 2006                                                                    1,715,000                1,658,105

                                                                                                                       9,995,899

INFORMATION/DATA TECHNOLOGY--1.1%

Amkor Technology:

   Sr. Notes, 9.25%, 2006                                                                       334,000                  325,650

   Sr. Notes, 9.25%, 2008                                                                       650,000                  630,500

Computer Sciences,

   Notes, 6.75%, 2006                                                                         1,365,000                1,411,227

Lucent Technologies,

   Deb., 6.45%, 2029                                                                          1,990,000                1,383,050

Metronet Communications,

   Sr. Discount Notes, 0/9.95%, 2008                                                            741,000  (d)             170,292

Thomson,

   Notes, 6.2%, 2012                                                                          3,055,000                2,987,909

                                                                                                                       6,908,628

INSURANCE--.8%

Conseco:

   Notes, 6.4%, 2003                                                                            320,000                  240,000

   Notes, 8.75%, 2004                                                                           589,000                  347,510

   Notes, 6.8%, 2005                                                                          1,280,000                  691,200

XL Capital Finance (Europe),

   Sr. Notes, 6.5%, 2012                                                                      1,010,000                1,012,264

Zurich Capital Trust I,

   Gtd. Capital Securities, 8.376%, 2037                                                      2,369,000  (b)           2,434,531

                                                                                                                       4,725,505

MACHINERY--.4%

Briggs & Stratton,

   Sr. Notes, 8.875%, 2011                                                                      457,000                  484,420

National Equipment Services,

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                            257,000                  232,585


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MACHINERY (CONTINUED)

Terex:

   Gtd. Sr. Notes, 8.875%, 2008                                                                 691,000                  701,365

   Sr. Sub. Notes, 10.375%, 2011                                                                901,000  (b)             959,565

                                                                                                                       2,377,935

OIL AND GAS--1.4%

Canadian Natural Resources,

   Notes, 7.2%, 2032                                                                          2,100,000                2,085,831

EL Paso,

   Sr. Notes, 7%, 2011                                                                        3,300,000                3,250,368

Ocean Energy:

   Sr. Sub. Notes, Ser. B, 8.875%, 2007                                                         400,000                  422,000

   Sr. Sub. Notes, Ser. B, 8.375%, 2008                                                       1,093,000                1,151,749

Petroleum Geo-Services,

   Sr. Notes, 7.125%, 2028                                                                    1,218,000                  885,848

Triton Energy,

   Sr. Notes, 9.25%, 2005                                                                       639,000                  706,095

                                                                                                                       8,501,891

PAPER PRODUCTS--.5%

Weyerhaeuser,

   Notes, 5.95%, 2008                                                                         3,100,000  (b)           3,029,776

PHARMACEUTICAL--.3%

Beckman Coulter,

   Sr. Notes, 6.875%, 2011                                                                    2,100,000                2,119,284

REAL ESTATE--.9%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            2,320,000                2,321,784

iStar Financial,

   Sr. Notes, 8.75%, 2008                                                                     3,261,000                3,255,140

                                                                                                                       5,576,924

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.1%

Bank of America Mortgage Securities:

   Ser. 2000-6, Cl. B5, 7.75%, 2030                                                             594,891  (b)             583,296

   Ser. 2001-4, Cl. 2B3, 6.75%, 2031                                                            520,337                  504,531

   Ser. 2001-8, Cl. 3B3, 6.75%, 2031                                                            435,859                  409,623

   Ser. 2001-9, Cl. 2B4, 6.5%, 2016                                                             123,919  (b)             105,979

   Ser. 2001-10, Cl. 2B4, 6.25%, 2016                                                            99,687  (b)              83,779

   Ser. 2001-10, Cl. 2B5, 6.25%, 2016                                                            99,687  (b)              72,443

   Ser. 2001-10, Cl. 2B6, 6.25%, 2016                                                            99,669  (b)              26,412


                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Chase Mortgage Finance, REMIC:

   Ser. 1999-S12, Cl. B1, 7.25%, 2029                                                         1,172,875  (b)           1,199,523

   Ser. 1999-S13, Cl. B3, 6.5%, 2014                                                            471,972  (b)             442,469

Countrywide Funding:

   Ser. 1994-8, Cl. B2, 6%, 2009                                                                479,715  (b)             463,896

   Ser. 2000-5, Cl. B4, 7.75%, 2030                                                           2,225,264  (b)           1,398,975

GE Capital Mortgage Services,

   Ser. 1999-HE1, Cl. A7, 6.265%, 2029                                                        5,000,000                5,160,600

Norwest Asset Securities, REMIC:

   Ser. 1997-11, Cl. B5, 7%, 2027                                                               358,130  (b)             174,290

   Ser. 1997-16, Cl. B5, 6.75%, 2027                                                            286,432  (b)             134,146

   Ser. 1998-13, Cl. B3, 6.25%, 2028                                                            718,070                  700,142

   Ser. 1999-22, Cl. B4, 6.5%, 2014                                                             357,334  (b)             324,753

   Ser. 1999-24, Cl. B5, 7%, 2029                                                               587,287  (b)             425,493

   Ser. 1999-27, Cl. B4, 6.75%, 2014                                                            273,362  (b)             252,764

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               562,901  (b)             549,005

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S10, Cl. B2, 7%, 2012                                                              243,835  (b)             225,015

   Ser. 1997-S16, Cl. M3, 6.75%, 2012                                                           620,379                  630,310

   Ser. 1998-S1, Cl. M3, 6.5%, 2013                                                             460,833                  467,847

   Ser. 1998-S7, Cl. B1, 6.5%, 2013                                                             422,547  (b)             400,995

   Ser. 1998-S16, Cl. B1, 6.5%, 2013                                                            259,393  (b)             243,176

   Ser. 1998-S16, Cl. M3, 6.75%, 2029                                                         2,557,601  (b)           2,529,522

   Ser. 2000-S7, Cl. B2, 8%, 2030                                                               411,145  (b)             358,851

   Ser. 2001-S13, Cl. B2, 6.5%, 2016                                                            349,934                  262,471

   Ser. 2001-S19, Cl. M3, 6.5%, 2016                                                            301,215                  293,822

Structured Asset Securities, REMIC,

   Ser. Greenpoint 1996-A, Cl. B3, 8.337%, 2027                                                 596,440  (c)             608,370

                                                                                                                      19,032,498

STRUCTURED INDEX--4.0%

HYDI-100,

   Linked Ctf. of Deposit, 9.4%, 2006                                                        20,000,000  (f)          20,275,000

Passive High Yield Return Securities Trusts 2001,

   Ctfs., 9.24%, 2011                                                                         4,990,000  (b,c,f)       4,481,170

                                                                                                                      24,756,170

TELECOMMUNICATIONS--3.9%

AT&T,

   Sr. Notes, 7.3%, 2011                                                                      5,372,000  (b)           5,463,764

British Telecommunications,

   Notes, 8.375%, 2010                                                                        2,785,000                3,101,836


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Citizens Communications,

   Notes, 9.25%, 2011                                                                         3,500,000                3,935,148

France Telecom,

   Notes, 7.75%, 2011                                                                         2,165,000  (b,c)         2,293,586

Global Crossing Holdings,

   Sr. Sub. Deb., 8.7%, 2007                                                                  1,241,000  (e)              93,075

Marconi,

   Bonds, 8.375%, 2030                                                                        2,199,000                  901,590

Nortel Networks Lease Pass-Through Trust,

   Pass-Through Trust Ctfs., Ser. 2001-1, 11.629%, 2016                                       1,380,147                1,122,664

TCI Communication Financing III,

   Capital Securities, 9.65%, 2027                                                            2,609,000                2,853,724

Tritel PCS:

   Sr. Sub. Discount Notes, 0/12.75%, 2009                                                    1,837,000  (d)           1,589,005

   Sr. Sub. Notes, 10.375%, 2011                                                              2,339,000                2,672,307

                                                                                                                      24,026,699

TEXTILES--.1%

Levi Strauss & Co.,

   Notes, 6.8%, 2003                                                                            735,000                  696,412

TRANSPORTATION--.0%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                     345,000                  242,608

U.S. GOVERNMENT--5.8%

U.S. Treasury Bonds:

   5.25%, 2/15/2029                                                                             355,000                   336,196

   8.125%, 8/15/2019                                                                         24,800,000                31,556,016

   8.125%, 8/15/2021                                                                          1,045,000                 1,344,612

U.S. Treasury Notes:

   5%, 2/15/2011                                                                              1,940,000                1,937,653

   6.25%, 7/31/2002                                                                              90,000                   91,972

                                                                                                                      35,266,449

U.S. GOVERNMENT AGENCIES--5.9%

Federal Farm Credit Banks,

   Notes, 5.9%, 12/17/2008                                                                    6,846,000                7,000,726

Federal National Mortgage Association:

   Notes, 3.5%, 2/25/2004                                                                     3,875,000                3,898,250

   Notes, 4.25%, 1/28/2005                                                                    5,000,000                5,028,335

   Notes, 5%, 1/15/2007                                                                       5,698,000                5,729,385

   Notes, 5%, 1/20/2007                                                                       9,447,000                9,489,304

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)

Federal National Mortgage Association (continued):

   Notes, 5.375%, 11/15/2011                                                                  5,220,000                5,120,663

   Notes, 7.25%, 5/15/2030                                                                       27,000                   30,633

                                                                                                                      36,297,296

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--23.4%

Federal Home Loan Mortgage Corp.,

   6.5%                                                                                      45,947,000  (g)          46,262,656

   Multiclass Mortgage Participation Ctfs., REMIC

      (Interest Only Obligation):

         Ser. 1499, Cl. E, 7%, 4/15/2023                                                      1,714,285  (h)             763,165

         Ser. 1610, Cl. PW, 6.5%, 4/15/2022                                                   1,867,492  (h)             273,233

         Ser. 2067, Cl. PI, 6.5%, 1/15/2024                                                   2,492,807  (h)             500,666

         Ser. 2322, Cl. KI, 6.5%, 10/15/2020                                                  6,678,923  (h)             798,729

Federal National Mortgage Association:

   6%                                                                                        11,070,000  (g)          11,142,619

   6.406%, 1/1/2011                                                                           2,367,164                2,430,190

   6.5%                                                                                      25,458,000  (g)          25,608,966

   6.5%, 11/1/2010                                                                                6,643                    6,876

   7%                                                                                         2,665,000  (g)           2,726,615

Government National Mortgage Association I:

   6%                                                                                         5,000,000  (g)           4,926,550

   6.50%                                                                                      2,655,000  (g)           2,678,231

   7%                                                                                           698,000  (g)             716,972

   Project Loan,

      6.5%, 9/15/2033                                                                         2,923,162                2,993,959

   REMIC Trust, Gtd. Pass-Through Ctfs.

      (Interest Only Obligation),

      Ser. 2001-24, Cl. CI, 7%, 11/20/2029                                                    1,680,685  (h)             413,869

Government National Mortgage Association II:

   5%, 7/20/2030                                                                                672,377  (c)             677,420

   6.5%, 1/20/2028-9/20/2031                                                                 24,418,392               24,563,194

   7%, 1/20/2028-7/20/2031                                                                    3,790,870                3,890,515

   7.5%, 10/20/2030-8/20/2031                                                                 6,759,608                7,035,463

Tennesse Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          4,352,000  (i)           4,831,058

                                                                                                                     143,240,946

UTILITIES/GAS AND ELECTRIC--2.2%

Cinergy,

   Deb., 6.25%, 2004                                                                          1,220,000                1,233,486

Marketspan,

   Deb., 8.2%, 2023                                                                           2,579,000                2,681,195


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS AND ELECTRIC (CONTINUED)

Marlin Water Trust II/Capital II,

   Sr. Secured Notes, 6.31%, 2003                                                             1,590,000  (b,e)           270,300

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                      651,000                  555,349

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                             1,814,000                2,018,075

NRG Energy,

   Sr. Notes, 8.625%, 2031                                                                    2,042,000                1,941,956

Southern Co. Capital Funding,

   Sr. Notes, Ser. A, 5.3%, 2007                                                              2,783,000                2,772,759

TXU Electric,

   Sr. Notes, Ser. J, 6.375%, 2006                                                            1,776,000                1,794,827

                                                                                                                      13,267,947

WIRELESS COMMUNICATIONS--1.4%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    2,026,000                1,448,590

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                      329,000  (b)             268,135

Motorola:

   Deb., 5.22%, 2097                                                                            291,000                  180,589

   Notes, 6.75%, 2006                                                                         3,200,000                3,178,934

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                 300,000                  172,125

   Sr. Notes, 9.375%, 2009                                                                    3,423,000                2,515,905

TeleCorp PCS,

   Sr. Sub. Notes, 0/11.625%, 2009                                                              787,000  (d)             696,495

                                                                                                                       8,460,773

TOTAL BONDS AND NOTES

   (cost $567,553,783)                                                                                               565,627,047
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--2.0%
------------------------------------------------------------------------------------------------------------------------------------

BANKING/FINANCE

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                          3,301,000  (j,k)         3,819,257

Fuji JGB,

  Non-Cumulative Preferred Securities,

   Ser. A, 9.87%, 6/30/2008                                                                     960,000  (b,j,k)         818,803

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
OTHER SECURITIES (CONTINUED)                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING/FINANCE (CONTINUED)

IBJ Preferred Capital,

  Non-Cumulative Preferred Securities,

   Ser. A, 8.79%, 6/30/2008                                                                     250,000  (b,j,k)         202,315

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar Preference Shares,

   7.648%, 9/30/2031                                                                          4,388,000  (k)           4,607,830

Sun Life of Canada Capital Trust I,

  Gtd. Capital Securities,

   8.526%, 5/6/2007                                                                           2,655,000  (b,j,k)       2,763,255

TOTAL OTHER SECURITIES

   (cost $11,665,901)                                                                                                 12,211,460
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.6%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION--.1%

Equity Securities Trust I,

   Cum. Conv., $2.34325                                                                          17,787                  728,378

INFORMATION/DATA TECHNOLOGY--.3%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     35,526  (l)           1,543,249

OIL AND GAS--.2%

EXCO Resources,

   Cum. Conv., $1.05                                                                             60,943                  990,324

UTILITIES--.1%

AES Trust VII,

   Cum. Conv., $3.00                                                                             18,059                  548,542

TOTAL PREFERRED STOCKS

   (cost $4,548,752)                                                                                                   3,810,493
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--11.3%                                                                 Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--10.1%

BP Amoco Capital,

   1.9%, 2/1/2002                                                                            16,000,000               16,000,000

Dow Chemical,

   1.93%, 2/1/2002                                                                           15,900,000               15,900,000

J.P. Morgan,

   1.9%, 2/1/2002                                                                            15,000,000               15,000,000

UBS Finance,

   1.9%, 2/1/2002                                                                            15,000,000               15,000,000

                                                                                                                      61,900,000


                                                                                               Principal
SHORT-TERM INVESTMENTS (CONTINUED)                                                             Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLOATING RATE NOTES--1.0%

MBNA America Bank,

   3.645%, 12/18/2002                                                                         5,975,000                5,967,531

U.S. TREASURY BILLS--.2%

   3.31%, 3/7/2002                                                                            1,150,000  (m)           1,148,563

TOTAL SHORT-TERM INVESTMENTS

   (cost $69,023,207)                                                                                                 69,016,094
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $652,791,643)                                                            106.3%              650,665,094

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (6.3%)              (38,570,516)

NET ASSETS                                                                                       100.0%              612,094,578

(A)  PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED. EUR--EUROS

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT JANUARY 31,
     2002, THESE SECURITIES AMOUNTED TO $96,555,443 OR 15.8% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(E)  NON-INCOME PRODUCING-SECURITY IN DEFAULT.

(F)  SECURITY LINKED TO A PORTFOLIO OF HIGH YIELD DEBT SECURITIES.

(G)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(H)  NOTIONAL FACE AMOUNT SHOWN.

(I)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(J)  THE STATED  INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(K)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(L)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 AND A
     SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(M)  PARTIALLY  OR WHOLLY  HELD BY A BROKER  AS  COLLATERAL  FOR OPEN  FINANCIAL
     FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

January 31, 2002 (Unaudited)

                                                                                                                       Unrealized
                                                                   Market Value                                      Appreciation
                                                                     Covered by                                    (Depreciation)
                                               Contracts          Contracts ($)              Expiration          at 1/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Australian Dollars                                   52               2,625,480              March 2002                 (42,120)

FINANCIAL FUTURES SHORT

U.S. Treasury 5 Year Notes                          381              40,415,766              March 2002                  72,453

U.S. Treasury 30 Year Bonds                          50               5,142,187              March 2002                  40,250

                                                                                                                         70,583

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

January 31, 2002 (Unaudited)

                                                                                               Principal
U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED                                                            Amount              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 7%

   (proceeds $11,691,584)                                                                    11,396,000               11,655,966

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           652,791,643   650,665,094

Cash                                                                  2,277,844

Receivable for investment securities sold                            75,731,574

Receivable from brokers for proceeds on securities sold short        11,691,584

Dividends and interest receivable                                     6,378,177

Receivable for shares of Common Stock subscribed                        885,319

Receivable for futures variation margin--Note 4                         156,190

Paydowns receivable                                                      37,586

Prepaid expenses                                                         78,173

                                                                    747,901,541
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           383,019

Payable for investment securities purchased                         117,967,261

Securities sold short, at value (proceeds $11,691,584)

  --see Statement of Securities Sold Short                           11,655,966

Payable for shares of Common Stock redeemed                           5,754,119

Accrued expenses                                                         46,598

                                                                    135,806,963
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      612,094,578
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     623,191,946

Accumulated distributions in excess of investment income--net        (1,093,416)

Accumulated net realized gain (loss) on investments                  (7,982,021)

Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $70,583 net unrealized
  appreciation on financial futures)                                 (2,021,931)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      612,094,578

NET ASSET VALUE PER SHARE

                                                        Investor  Institutional
                                                           Shares        Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        606,490,815     5,603,763

Shares Outstanding                                     47,713,648       441,015
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.71         12.71

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended January 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            16,574,337

Cash dividends                                                         165,071

TOTAL INCOME                                                        16,739,408

EXPENSES:

Management fee--Note 3(a)                                            1,171,298

Shareholder servicing costs--Note 3(b)                                 794,578

Custodian fees--Note 3(b)                                               39,987

Prospectus and shareholders' reports                                    27,591

Registration fees                                                       21,552

Professional fees                                                       13,970

Directors' fees and expenses--Note 3(c)                                  7,775

Miscellaneous                                                            8,860

TOTAL EXPENSES                                                       2,085,611

Less-reduction in management fee due to
  undertaking--Note 3(a)                                              (269,222)

NET EXPENSES                                                         1,816,389

INVESTMENT INCOME--NET                                              14,923,019
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments,
  options and foreign currency transactions                         (4,833,213)

Net realized gain (loss) on forward currency exchange transactions      (7,229)

Net realized gain (loss) on financial futures                       (2,061,674)

NET REALIZED GAIN (LOSS)                                            (6,902,116)

Net unrealized appreciation (depreciation) on investments
  and securities sold short (including $398,849 net unrealized
  appreciation on financial futures)                                (6,927,199)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (13,829,315)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,093,704

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       January 31, 2002(a)         Year Ended
                                              (Unaudited)       July 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,923,019           10,630,257

Net realized gain (loss) on investments        (6,902,116)           4,667,528

Net unrealized appreciation (depreciation)
   on investments                              (6,927,199)           4,605,884

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,093,704           19,903,669
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                              (15,771,753)         (10,616,686)

Institutional Shares                            (142,903)               (940)

Net realized gain on investments:

lnvestor Shares                               (5,288,211)           (259,942)

Institutional Shares                             (52,800)                 --

TOTAL DIVIDENDS                              (21,255,667)        (10,877,568)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                               384,793,916        337,059,033

Institutional Shares                            6,153,833            670,280

Dividends reinvested:

Investor Shares                                19,028,348          9,036,691

Institutional Shares                              172,427                619

Cost of shares redeemed:

Investor Shares                              (136,462,905)        (56,544,309)

Institutional Shares                           (1,218,393)                --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 272,467,226         290,222,314

TOTAL INCREASE (DECREASE) IN NET ASSETS       252,305,263         299,248,415
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           359,789,315          60,540,900

END OF PERIOD                                 612,094,578         359,789,315

Undistributed (distributions in excess of)
   investment income--net                     (1,093,416)              12,631


                                         Six Months Ended
                                       January 31, 2002(a)        Year Ended
                                             (Unaudited)       July 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                    29,699,200          25,985,373

Shares issued for dividends reinvested          1,477,500             695,388

Shares redeemed                              (10,625,747)          (4,362,557)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  20,550,953           22,318,204
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                       471,896              51,079

Shares issued for dividends reinvested             13,401                  47

Shares redeemed                                   (95,408)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     389,889              51,126

(A) EFFECTIVE MAY 31, 2001, SHARES OF THE FUND WERE REDESIGNATED AS INVESTOR SHARES AND THE FUND COMMENCED OFFERING INSTITUTIONAL SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                        Six Months Ended
                                       anuary 31, 2002(a)                              Year Ended July 31,
                                                                  -----------------------------------------------------------
INVESTOR SHARES                               (Unaudited)          2001          2000         1999         1998          1997
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.22         12.50        12.43        13.38         13.23        12.22

Investment Operations:

Investment income--net                              .36(b)           .84          .86          .87           .91          .95

Net realized and unrealized
   gain (loss) on investments                        (.35)           .75          .22         (.36)          .47         1.01

Total from Investment Operations                      .01           1.59         1.08          .51          1.38         1.96

Distributions:

Dividends from investment
   income--net                                       (.40)         (.84)        (.87)         (.88)         (.89)        (.95)

Dividends from net realized
   gain on investments                               (.12)         (.03)        (.14)         (.58)         (.34)         --

Total Distributions                                  (.52)         (.87)       (1.01)        (1.46)        (1.23)        (.95)

Net asset value, end of period                      12.71         13.22        12.50         12.43         13.38        13.23
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    .10(c)        13.14         9.05          4.18         10.93        16.70
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .70(d)          .67          .65           .65           .80          .52

Ratio of interest expense
   to average net assets                            .00(e)        .00(e)       .00(e)          .08           .34          .06

Ratio of net investment income
   to average net assets                           5.73(d)         6.44         6.95          6.79          6.81         7.45

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                          .10(d)          .27          .48           .51           .49          .98

Portfolio Turnover Rate                          221.65(c)       555.90       566.57        166.80        170.52       321.59
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              606,491      359,114       60,541        37,831        22,977       21,944

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  JANUARY 31, 2002 WAS TO DECREASE  NET
     INVESTMENT  INCOME PER SHARE BY $.02,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.02 AND DECREASE THE RATIO OF NET
     INCOME TO  AVERAGE  NET  ASSETS  FROM  6.09% TO 5.73%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.          (D)  ANNUALIZED.          (E)  AMOUNT REPRESENT
     LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                               Six Months Ended
                                             January 31, 2002(a)   Period Ended
INSTITUTIONAL SHARES                                (Unaudited)        July 31,
                                                                       2001(b)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      13.22          13.08

Investment Operations:

Investment income--net                                   .36(c)            .14

Net realized and unrealized gain (loss) on investments    (.33)            .14

Total from Investment Operations                           .03             .28

Distributions:

Dividends from investment income--net                     (.42)          (.14)

Dividends from net realized gain on investments           (.12)             --

Total Distributions                                       (.54)          (.14)

Net asset value, end of period                            12.71         13.22
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                         .22(d)       12.86(e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets        .45(e)         .45(e)

Ratio of net investment income to average net assets    5.95(e)        6.56(e)

Decrease reflected in above expense ratios due to
   undertakings by The Dreyfus Corporation               .09(e)        1.21(e)

Portfolio Turnover Rate                               221.65(d)        555.90
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    5,604            676

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JANUARY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 6.31% TO 5.95%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE FUND COMMENCED OFFERING INSTITUTIONAL SHARES ON MAY 31, 2001.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the "fund") is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

Investment income, net of expenses (other than class specific expenses), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal period ended July 31, 2001 were as follows: ordinary income $10,877,568.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .45 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken through July 31, 2002 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Shareholder Service Plan fees and extraordinary expenses, exceed .45 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $269,222 during the period ended January 31, 2002.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) Under the Investor Shares Shareholder Services Plan, the fund pays the Distributor at the annual rate of .25 of 1% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2002, Investor Shares were charged $645,091 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2002, the fund was charged $86,373 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2002, the fund was charged $39,987 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities (including paydowns) and securities sold short, excluding short-term securities, financial futures and options transactions during the period ended January 31, 2002:

                                       Purchase ($)             Sale ($)
--------------------------------------------------------------------------------

Long transactions                     1,330,859,367        1,084,509,426

Short sale transactions                        --             11,691,584

     TOTAL                            1,330,859,367        1,096,201,010

The fund is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at January 31, 2002, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

In addition, the following summarizes the fund's call/put options written for the period ended January 31, 2002:


                                                 Face Amount                                       Options Terminated
                                                                                           -----------------------------------------
                                                 Covered by                  Premiums                               Net Realized
Options Written:                               Contracts ($)             Received ($)  Cost ($)  Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    July 31, 2001                                          --                    --

Contracts written                                    49,600,000               798,250

Contracts terminated:

Closed                                               49,600,000               798,250            614,188                 184,062

CONTRACTS OUTSTANDING
    JANUARY 31, 2002                                       --                    --

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 2002 are set forth in the Statement of Financial Futures.


At January 31, 2002, accumulated net unrealized depreciation on investments and securities sold short was $2,090,631, consisting of $7,648,644 gross unrealized appreciation and $9,739,275 gross unrealized depreciation.

At January 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to August 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $165,016 decrease in accumulated undistributed investment income-net and a corresponding $165,016 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on July 31, 2001.

The  effect  of  these  changes  for  the  period  ended January 31, 2002 was to decrease net investment income by $1,097,538, increase net unrealized appreciation (depreciation) by $322,411 and increase net realized gains (losses) by $775,127. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect these changes in presentation.

                                                                        The Fund

                   For More Information

                        Dreyfus Intermediate Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  082SA0102